Exhibit 32.1

CERTIFICATION PURSUANT TO

18 U.S.C. SECTION 1350,

AS ADOPTED PURSUANT TO

SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the Quarterly Report of CMS Bancorp, Inc. (the “Company”) on Form 10-QSB for the period ended March 31, 2008 as filed with the Securities and Exchange Commission (the “Report”), I, John Ritacco, President and Chief Executive Officer of CMS Bancorp, certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, and in connection with this quarterly report on Form 10-QSB, that I have reviewed the Form 10-QSB and that to the best of my knowledge:

(1)	The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

(2)	The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of CMS Bancorp.

Date: May 13, 2008	/s/ JOHN RITACCO
John Ritacco
President and Chief Executive Officer

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